Strategic Funding	6 Months Ended
Jun. 30, 2023
Strategic Funding [Abstract]
STRATEGIC FUNDING

NOTE 6 - STRATEGIC FUNDING:

On August 8, 2022, the Company signed a strategic funding agreement with O.R.B. Spring Ltd. (“O.R.B.”), as further amended on October 27, 2022, of up to $4 million to support the further growth of its consumer internet access solutions and accelerate its customer acquisition program. For further information regarding the O.R.B. agreement, see Note 13 to the Company’s annual financial statements for the year ended December 31, 2022.

On January 30, 2023, the Company signed on a second amendment to the O.R.B. agreement., according to which, O.R.B. will fund the Company with 18 tranches of $111 thousand (an unchanged total amount of $2 million) from February 2023 through July 2024, instead of the 6 original tranches (Tranches 3-8) of $333 thousand each from February 2023 through July 2023.

During the six months ended June 30, 2023, the Company withdrew an aggregate amount of $888 thousand on behalf of the funding and transaction costs of $158 thousand were allocated in parallel to such amounts. In addition, the Company repaid an amount of $559 thousand to O.R.B. based on the actual customers’ payments according to the revenue share model. Also, due to the decrease in the operation of CyberKick, as further described in Note 4, the Company modified the estimated cash flow projections payable under the O.R.B agreement. As a result, the Company recorded finance income, net of $250 thousand for the six months ended June 30, 2023. As of June 30, 2023, and December 31, 2022, the long-term loan including current maturities, totaled to $1,144 thousand and $1,223 thousand, respectively.